UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

Commission File Number:	Commission File Number:	Commission File Number:	Commission File Number:
333-141703-02;	333-141703;	333-205455;	333-141703-01;
333-167413;	333-167413-02;	333-228025	333-167413-01;
333-191359;	333-191359-02;		333-191359-01;
333-205455-01;	333-205455-02;		033-54804
333-228025-02	333-228025-01;
000-23108

DISCOVER CARD	DISCOVER CARD	DISCOVER FUNDING	DISCOVER BANK
EXECUTION NOTE TRUST	MASTER TRUST I	LLC
(Exact name of issuing	(Exact name of issuing	(Exact name of depositor as	(Exact name of sponsor as
entity in respect of the notes	entity in respect of the	specified in charter)	specified in charter)
as specified in charter)	Series 2007-CC Collateral
Certificate)

Delaware	Delaware	Delaware	Delaware
(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of	(State or jurisdiction of
incorporation or	incorporation or	incorporation or	incorporation or
organization	organization	organization	organization
of the issuing entity)	of the issuing entity)	of the depositor)	of the sponsor)

c/o Wilmington Trust	c/o Discover Bank	Discover Funding LLC	Discover Bank
Company	12 Read’s Way	12 Read’s Way	12 Read’s Way
Rodney Square North	New Castle, Delaware	New Castle, Delaware	New Castle, Delaware
1100 North Market Street	19720	19720	19720
Wilmington, Delaware
19890-0001
(Address of principal	(Address of principal	(Address of principal	(Address of principal
executive offices of the	executive offices of the	executive offices of the	executive offices of the
issuing entity)	issuing entity)	depositor)	sponsor)

51-0020270

(IRS Employer Identification No. of the sponsor and depositor)

47-4047337

(IRS Employer Identification No. of the depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On September 29, 2020, the commencement of the Accumulation Periods for certain tranches of DiscoverSeries Notes was delayed, pursuant to the terms of the Second Amended and Restated Indenture Supplement, dated as of December 22, 2015, as amended by Amendment No. 1 to Master Indenture and Amendment No. 1 to Second Amended and Restated Indenture Supplement, dated as of August 27, 2019, by and between the Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, and the applicable terms documents thereto.

Class B(2018-2) and Class C(2018-1) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class B(2018-2) and Class C(2018-1) DiscoverSeries Notes was delayed until the first day of the Due Period related to the March 2021 Distribution Date.

Class A(2016-3) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2016-3) DiscoverSeries Notes was delayed until the first day of the Due Period related to the April 2021 Distribution Date.

Class A(2018-3) and Class A(2019-2) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2018-3) and Class A(2019-2) DiscoverSeries Notes was delayed until the first day of the Due Period related to the May 2021 Distribution Date.

Class A(2018-4) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2018-4) DiscoverSeries Notes was delayed until the first day of the Due Period related to the June 2021 Distribution Date.

Class A(2018-5) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2018-5) DiscoverSeries Notes was delayed until the first day of the Due Period related to the July 2021 Distribution Date.

Class B(2018-1) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class B(2018-1) DiscoverSeries Notes was delayed until the first day of the Due Period related to the August 2021 Distribution Date.

Class A(2017-1), Class A(2017-2) and Class A(2019-1) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2017-1), Class A(2017-2) and Class A(2019-1) DiscoverSeries Notes was delayed until the first day of the Due Period related to the September 2021 Distribution Date.

Class A(2017-7) and Class A(2019-3) DiscoverSeries Notes. The commencement of the Accumulation Period for the Class A(2017-7) and Class A(2019-3) DiscoverSeries Notes was delayed until the first day of the Due Period related to the March 2022 Distribution Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2020
Discover Funding LLC
(as Depositor for Discover Card Master Trust I and
Discover Card Execution Note Trust and as registrant
under Commission File Numbers 333-205455 and 333-228025)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and
Treasurer

Discover Bank
(as registrant under Commission File Numbers 333-
141703-01, 333-167413-01 and 333-191359-01)

	By:	/s/ Patricia S. Hall
Patricia S. Hall
Vice President, Chief Financial Officer and
Assistant Treasurer